Microsoft Word 11.0.6568;77I): Terms of new or amended securities
                         ----------------------------------------

         The Prospectus and Statement of Additional Information relating to Goldman Sachs Trust's U.S. Equity Dividend and Premium Fund, as filed with the Securities and Exchange Commission on September 8, 2005 pursuant to Rule 497 under the Securities Act of 1933 (Accession No. 0000950123-05-010861), are incorporated herein by reference.